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                                                             File No. 333-86941
                                                                   Rule 497(d)

                     Supplement Dated November 3, 1999 to
                Part B of the Prospectus Dated October 26, 1999

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                         NUVEEN UNIT TRUSTS, Series 66

 Dorsey, Wright Relative Strength 5 Portfolio, October 1999 (the "Portfolio")

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  Effective November 3, 1999, the following shall be added to Part B of the
Portfolio's Prospectus:

Dorsey, Wright License Agreement

   Nuveen and Dorsey, Wright & Associates, Inc. ("Dorsey, Wright") have entered into an agreement granting Nuveen a limited license to use the results of Dorsey, Wright's proprietary method of stock selection known as the "Relative Strength Method" and to use the Dorsey, Wright name and certain other trademarks in connection with the Dorsey, Wright Relative Strength 5 Portfolio (the "Portfolio"). Although the securities selected for the Portfolio by Nuveen are based upon Dorsey, Wright's Relative Strength Method, Dorsey, Wright is not the sponsor or distributor of the Portfolio and will not make any determination of the suitability of an investment in the Portfolio with respect to any investor nor is Dorsey, Wright recommending the Portfolio to any particular investors. Investors in the Portfolio should consult with and obtain the advice of their own financial advisors prior to investing in the Portfolio. In addition, Dorsey, Wright is not responsible for the establishment, operation, administration, marketing or liquidation of the Trust associated with the Portfolio or for providing ongoing research on the securities selected for the Portfolio. Nuveen has the sole right, in the interest of the Portfolio, to determine whether to retain, sell, redeem, liquidate or dispose of a particular security in the Portfolio. Dorsey, Wright is not a broker or dealer and will not participate in the offer and sale of the Portfolio, including without limitation the determination of the public offering price of the Portfolio or the establishment of any trading market for the Portfolio.

   The agreement between Nuveen and Dorsey, Wright provides that Dorsey, Wright shall not be liable to Nuveen, its affiliates, officers, directors, or employees, or to the Portfolio or any investors in the Portfolio, for any loss, damage, liability, claim or expense arising out of or in connection with the performance by Dorsey, Wright of the agreement, whether resulting from Dorsey, Wright's actions or omissions to act or otherwise, other than liability arising from the breach of certain representations and warranties in the agreement.

   DORSEY, WRIGHT MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY NUVEEN, INVESTORS IN THE DORSEY, WRIGHT RELATIVE STRENGTH FIVE PORTFOLIO OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE RELATIVE STRENGTH METHOD OR ANY DATA INCLUDED THEREIN. DORSEY, WRIGHT EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY AND/OR FITNESS FOR A PARTICULAR PURPOSE OR USE. DORSEY, WRIGHT SHALL HAVE NO LIABILITY FOR LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

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